Exhibit 10.17

                          L E A S E  A G R E E M E N T

NORTH CAROLINA

COUNTY OF WAKE

      THIS LEASE AGREEMENT dated the 7th day of November, 2003, and entered into between REGENCY PARK CORPORATION, a North Carolina corporation having its principal place of business in Cary, North Carolina (the "Landlord"), and Level 8 Systems, Inc. a New York corporation having its principal place of business in Cary, North Carolina (the "Tenant").

                              W I T N E S S E T H:

      DEFINITIONS:

      The following definitions shall be deemed to control herein.

      ADDITIONAL RENT: Any adjustments to Annual Rental and other sums due Landlord from Tenant.

      BASE OPERATING EXPENSES: Means Operating Expenses for the Operating Year ending November 30, 2001, which amount shall be as certified by Landlord's auditors.

      BASE REAL ESTATE TAXES: Means the lesser of:

      a. the real estate taxes levied or imposed for the tax year ending December 31, 2003, which amount shall be as certified by Landlord's auditors; or

      b. such lesser amount as may be fixed, settled, and compromised, consented to, or determined as a result of contestation or otherwise.

      BUILDING: 8000 Regency Parkway located in Cary, North Carolina.

      LEASE: This Lease Agreement with all Exhibits and Riders attached thereto.

      LEASE YEAR: As used herein (i) shall mean each and every 12-month period during the term of this Lease, or (ii) (in the event of Lease expiration or termination) shall mean the period between the last 12-month period and said expiration or termination. The first such 12-month period shall commence on the 1st day of October, 2003, and end on the 30th day of September, 2004.

      OPERATING EXPENSES: The Landlord's cost of operating the Building and Property as more particularly described in Exhibit E attached hereto and made a part hereof by this reference.

      OPERATING YEAR: Means a year commencing on December 1, and terminating on November 30, provided that Landlord shall be permitted at any time and from time to time to change the commencement and termination dates of any operating year of the Landlord.

      PREMISES: The space as outlined on the floor plan which is attached hereto as Exhibit A and made a part hereof by this reference. The Premises constitutes two thousand nine hundred fifty-six (2,956) rentable square feet located on the 5th floor of the Building and is designated as Suite 342.

      PROPERTY: The land upon which the Building is located, which land is more particularly described in Exhibit B attached hereto and made a part hereof by this reference.

      RENTABLE AREA: One hundred forty-four thousand eight hundred seventy-six (144,876) square feet located within the Building.

                                                                   Exhibit 10.17

      REAL ESTATE TAXES: Includes (i) personal property taxes (attributable to the year in which assessed) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems, and appurtenances used in connection with the Building and the Property for the operating thereof; and (ii) real estate taxes, assessments, sewer rents, rates and charges, taxes based upon the receipt of rent and any other federal, state, or local governmental charge, general, special, ordinary, or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of real estate taxes) or any other tax which may now or hereafter be levied or assessed against the Property, the Building, any other improvements hereinafter constructed on the Property, or the rents derived from the Property, the Building and such other improvements. (In the case of special taxes or assessments which may be payable in installment, only the amount of each installment paid during a calendar year shall be included in the taxes for that year.)

      REAL ESTATE TAX YEAR: Means each successive 12-month period following and corresponding to the period in respect of which the base real estate taxes are established irrespective of the period or periods which may from time to time in the future be established by competent authority for the purposes of levying or imposing real estate taxes.

                                    PREMISES

      Landlord, for and in consideration of the rents, covenants, agreements, and stipulations herein contained, to be paid, kept and performed by the Tenant, has leased and by these presents leases unto the Tenant, and Tenant hereby agrees to lease upon the terms and conditions herein contained, the Premises located in the Building situate upon the Property.

                              FINISHING OF PREMISES

      The Premises shall be finished by the Landlord at its expense in accordance with the provisions of Exhibit C which is attached to and forms a part of this Lease.

      All other improvements to the Premises shall be made at the Tenant's expense and must be performed in accordance with accurate working drawings and specifications that are to be submitted to and approved by the Landlord in writing prior to the commencement of such work.

                                    1.0 TERM

      The term of this Lease shall be for a period of three (3) years commencing on the 1st day of October, 2003, (hereinafter referred to as the "Commencement Date"), and ending on the 31st day of December, 2006, inclusive. If, however, for any reason Landlord is unable to deliver possession of the Premises to Tenant upon the Commencement Date, Landlord shall not be liable for any damage caused thereby, nor shall this Lease become void or voidable but, rather, the term specified herein shall commence upon the date of delivery of possession of the Premises to Tenant and shall terminate three (3) years subsequent to the Commencement Date. Tenant shall not be liable for any rent hereunder until such time as Landlord shall have delivered possession of the Premises to Tenant and substantially completed the work described in Exhibit C unless the delay is caused by Tenant. If, however, Landlord is unable to deliver possession of the Premises to Tenant within six (6) months after the Commencement Date for any reason other than the fault or neglect of Tenant, then this Lease may be terminated by either party without liability to the other upon fifteen (15) days prior written notice to the other party. Should the lease term commence upon any date other than the Commencement Date hereinabove specified, Landlord and Tenant shall execute and acknowledge a written statement setting forth the actual date of commencement of the lease term, which statement may be recorded by either party and a copy of which shall be attached as Exhibit D to this Lease.

                    2.0 ANNUAL RENTAL AND ADJUSTMENTS THEREOF

      2.01 ANNUAL RENTAL: Tenant agrees to pay Landlord, at Regency Park Corporation , P.O. Box 501034, St. Louis, MO 63150-1034, or at such other place as Landlord may designate in writing, without demand, deduction, credit or setoff and in lawful money of the United States of America:

      Rental of zero Dollars ($0.00) per year ("Annual Rent"), payable in equal monthly installments of zero Dollars ($0.00), in advance, on or before the first day of each calendar month during the term; October 1, 2003 up to and including December 31, 2003, provided, however, that if the term of this Lease commences on a date other than the first day of a calendar month, rent shall be prorated

                                                                   Exhibit 10.17

for the fractional month at the beginning of the term and paid on the date the term commences; and in that event, rent for the fractional month at the end of the term shall also be prorated.

      Rental of fifty-four thousand six hundred twelve and 00/100 Dollars ($54,612.00) per year ("Annual Rent"), payable in equal monthly installments of four thousand five hundred fifty-one and 00/100 Dollars ($4,551.00), in advance, on or before the first day of each calendar month during the term; January 1, 2004 up to and including December 31, 2005.

      Rental of fifty six thousand one hundred sixty-four and 00/100 Dollars ($56,164.00) per year ("Annual Rent"), payable in equal monthly installments of four thousand eighty and 33/100 Dollars ($4,680.33), in advance, on or before the first day of each calendar month during the term; January 1, 2006 up to and including December 31, 2006

      The Tenant is also obligated to pay to the Landlord Additional Rent and certain other sums as provided for herein.

      2.02 ADDITIONAL RENT: Any adjustment to Annual Rent and other sums due Landlord from Tenant shall be referred to collectively as "Additional Rent."

      2.02.01 OPERATING EXPENSES: Prior to commencement of each Operating Year or as soon thereafter as is reasonably possible, Landlord will furnish to Tenant as estimate of the Operating Expenses for such Operating Year and if the same shall be in excess of the Base Operating Expenses, the installments of rent payable hereunder in respect of each month of such Operating Year shall be increased by way of Additional Rent by an amount equal to one-twelfth (1/12) of two percent (2%) of such excess and Tenant shall make payment thereof to Landlord accordingly ("Tenant's Estimated Share").

      After the end of each Operating Year, the Landlord shall furnish to Tenant a statement of Landlord's actual Operating Expenses for such Operating Year and Tenant shall pay to Landlord an amount equal to two percent (2%) of the excess of such Operating Expenses over the Base Operating Expenses ("Tenant's Actual Share"). If Tenant's Actual Share is greater than the amount paid by Tenant to Landlord as Tenant's Estimated Share, then Tenant shall pay this difference to Landlord within fourteen (14) days after delivery of such statement. If Tenant's Actual Share is less than the amount paid by Tenant to Landlord as Tenant's Estimated Share, then Landlord shall refund the excess to Tenant within fourteen
(14) days after delivery of such statement.

      Nothing contained in this Article shall be construed at any time so as to reduce the monthly installments of rent payable hereunder below the amount stipulated in Article 2.01.

      If this Lease shall terminate other than on the expiry of an Operating Year in any Operating Year, then in computing the amount payable by Tenant under this Article for the period from the commencement of the Operating Year in which the Lease terminates until the date of termination, the Base Operating Expenses shall be deducted from the Operating Expenses for such Operating Year and Tenant shall pay one-three hundred sixty-fifth (1/365) of two percent (2%) for each day of such Operating Year during which this Lease shall have been in full force and effect.

      The obligations of the parties hereto to adjust sums owed pursuant to this Article shall survive the expiration of the term of this Lease

      Failure of Landlord to furnish a statement of actual Operating Expenses or to give notice of an adjustment to Annual Rent under this Article in a timely manner shall not prejudice or act as a waiver of Landlord's right to furnish such statement or give such notice at a subsequent time or to collect any adjustments to the Base Rent for any preceding period.

      2.02.02 REAL ESTATE TAXES: If at any time or from time to time during the term of this Lease, the Real Estate Taxes for or attributable to any Real Estate Tax Year shall be in excess of the Base Real Estate Taxes, and/or if any new tax or increase of the effective rate of present taxes shall become effective after the date hereof but before the normal tax escalation provision shall take effect, the rent payable hereunder in respect of such year shall be increased by an amount equal to two percent (2%) of such excess and/or such new tax or increase (the "Tenant's Tax Share"). Tenant shall pay to Landlord, not later than the sixty (60) days prior to the tax due date, or such other date as may be specified in writing to Tenant by Landlord, the Tenant's Tax Share for such year. Where at any time such amount has become payable to Landlord hereunder, in addition to such amount, subsequent monthly installments of rent shall be increased by an amount equal to one-twelfth (1/12) of the Tenant's Tax Share, and such monthly amounts when paid to Landlord shall be available (without interest) as a credit against subsequent obligations of Tenant to Landlord under

                                                                   Exhibit 10.17

this Article. Landlord shall furnish to Tenant upon the specific written request of Tenant copies of all notices of valuation and assessment and all tax bills received by Landlord.

      Tenant shall pay to Landlord as Additional Rent two percent (2%) of any expenses incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this Article; provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this Article and Landlord shall thereafter receive a refund of any portion of the Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund after deduction of the aforementioned expenses.

      Landlord shall have no obligation to contest, object to or to litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Real Estate Taxes without notice to, consent or approval of Tenant.

      Nothing contained in this Article shall be construed at any time so as to reduce the monthly installments of rent payable hereunder below the amount stipulated in Article 2.01.

      If the termination date of the Lease shall not coincide with the end of a Real Estate Tax Year, then in computing the amount payable under this Article for the period between the commencement of the applicable Real Estate Tax Year in question and the termination date of this Lease, the Base Real Estate Taxes shall be deducted from the Real Estate Taxes for the applicable Real Estate Tax Year and, if such Real Estate Taxes exceed the Base Real Estate Taxes, the Tenant shall pay one-three hundred sixty-fifth (1/365) of two percent (2%) for each day of such Real Estate Tax Year during which the Lease shall have been in full force and effect.

      Tenant's obligation to pay under this Article for the final period of the Lease shall survive the expiration of the term of this Lease.

      Failure of Landlord to furnish a statement of actual Tax Expenses or to give notice of an adjustment to Annual Rent under this Article in a timely manner shall not prejudice or act as a waiver of Landlord's right to furnish such statement or give such notice as a subsequent time or to collect any adjustments to the Annual Rent for any preceding period.

      2.02.03 INTEREST FOR LATE PAYMENT: Any payment provided for herein to be made by the Tenant and not received by Landlord on the due date specified in this Lease shall accrue interest from the due date at the rate of two percent (2%) above the published prime rate of First Union National Bank of North Carolina in effect from time to time (the "Prime Rate").

      For purposes of computing interest hereunder, changes in the Prime Rate shall be effective on the date of each change.

      2.03 SECURITY DEPOSIT: Landlord acknowledges that it has received from Tenant the sum of nine thousand fourteen thousand and 33/100 Dollars ($9,114.37), equal to one (1) monthly installment of Annual Rent (herein called "Security Deposit"), which amount shall be security for the full and faithful performance and observance by Tenant of the covenants, terms and conditions of this Lease, including, without limitation, the payment of Annual Rent and Additional Rent, on the part of Tenant to be kept and performed. No interest shall be payable on the Security Deposit. Tenant acknowledges that the Security Deposit is not an advance payment of rent or a measure of Landlord's damages in the case of default by Tenant. Upon the occurrence of an Event of Default under the Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Annual Rent and Additional Rent or any other sum as to which Tenant is in default or for the payment of any other damage, injury, expense or liability resulting from any Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount necessary to restore the Security Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the termination of this Lease subject to the retention of an amount estimated by Landlord to be sufficient to satisfy Tenant's Additional Rent obligations hereunder. In the event of a sale of the Building or a lease of the Building, subject to this Lease, Landlord shall be released from all liability for the return of the Security Deposit and Tenant shall look to the new landlord for the return of the Security Deposit. This provision shall apply to every transfer or assignment made of the Security Deposit to a new landlord. The Security Deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and such assignment or encumbrance without Landlord's consent shall be void.

                                                                   Exhibit 10.17

                                    3.0 USE

      The Premises shall be used and occupied only for general office use and shall not be used or occupied for any other purpose without the prior written consent of Landlord. Tenant shall not display any signs on the Property without prior written consent of Landlord. Tenant shall not conduct, or allow to be conducted, on the Premises any business, or permit any act, (i) which constitutes a nuisance, (ii) which is contrary to or in violation of the laws, statutes, or ordinances of the United States, or the State or City in which the Premises are located, or (iii) which is dangerous to persons or property or which may invalidate (or increase the premium for) any policy of insurance carried on the Building or the Premises. Tenant will comply with all police, fire, sanitary and all other laws and regulations imposed by any governmental or municipal authority or body or by Landlord's fire insurance underwriters. Any violation of this provision by the Tenant shall be an Event of Default entitling Landlord to exercise any rights or remedies contained herein or provided by law.

                            4.0 SERVICES OF LANDLORD

      The Landlord shall provide, at the Landlord's expense except as otherwise provided, the following services:

      a. Janitorial service in and about the Premises, Saturdays, Sundays and holidays excepted.

      b. Heat and air-conditioning, daily from 8:00 a.m. to 6:00 p.m., and 8:00 a.m. to 1:00 p.m. on Saturdays (if not a holiday), Sundays and holidays excepted, sufficient to maintain comfortable temperature on the basis of one person per 100 square feet of space reasonably subdivided. This paragraph shall conform to any government regulations preserving limitations thereon and such conformity shall be deemed to satisfy this Landlord obligation.

      Whenever heat generating machines or equipment which affect the temperature otherwise maintained by the air-conditioning system are used in the Premises, Landlord reserves the right, at its option, either to require Tenant to discontinue the use of such heat generating machines or equipment or to install supplementary air-conditioning equipment in the Premises. The cost of such installation shall be paid by Tenant to Landlord promptly on being billed therefor, and the cost of operation and maintenance of said supplementary equipment shall be paid by Tenant to Landlord promptly on the monthly rent payment dates at such rates as may be agreed on, but in no event at a rate less than Landlord's actual cost therefor of labor, materials and utilities.

      c. Water for drinking, lavatory and toilet purposes.

      d. Passenger elevator service at all times. Any or all elevator service may be automatic.

      e. Window washing of all exterior windows, both inside and out, weather permitting.

      f. Provision, installation and replacement of ballasts and tubes for lighting purposes.

      g. Removal of ice and snow from walks, drives and parking facilities.

      h. Electricity typically provided in general office space, specifically excluding any extraordinary requirements of the Tenant.

      If Tenant shall require electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, (which Landlord may refuse in its sole discretion), to the use thereof. Landlord may cause an electric check meter to be installed in the Premises. Landlord shall also have the right to cause a reputable independent electrical engineering or consulting firm to survey and determine the value of the electric service furnished for such excess electric current. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant agrees to pay to Landlord, promptly upon demand therefor, for all such electric current consumed as shown by said meters or by said survey at the rates charged for such services by the city, or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in monitoring the electric current so consumed.

                                                                   Exhibit 10.17

      Tenant covenants and agrees that at all times its use of electric current shall never exceed Tenant's proportionate share of the capacity of existing feeders to the Building or the risers of wiring installation. Any riser or risers or wiring to meet Tenant's excess electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to Building or Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alteration, repairs or expense or interfere with or disturb other tenants or occupants.

      Should Tenant require any additional work or service, including but not limited to the additional work or service described above, including service furnished outside the stipulated hours, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service. Tenant agrees to pay the Landlord such charges as may be agreed on, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided, it being agreed that the cost to the Landlord of such additional services shall be excluded from Operating Expenses.

      Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident or of repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Any such interruption or discontinuance of service shall not constitute an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease.

              5.0 TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES

      Tenant, on occupancy of the Premises, represents to the Landlord that it has examined and inspected the same, finds them to be as represented by the Landlord and satisfactory for Tenant's intended use, and such occupancy evidences Tenant's acceptance "AS IS." Landlord makes no representation or warranty as to the condition of said Premises. Tenant shall maintain (and so deliver at the end of the Lease) each and every part of the Premises in good repair and condition, and shall make, at Tenant's sole cost and expense, such replacements, restorations, renewals or repairs, in quality equivalent or better than the original work, as may be required to so maintain the same, ordinary wear and tear only excepted. Tenant, however, shall make no structural or interior alterations, additions or improvements to the Premises without Landlord's prior written consent, and any work performed by Tenant shall be done in good and workmanlike manner, and so as not to disturb or inconvenience other tenants in the Building. Tenant shall not at any time permit any work to be performed on the Premises except by duly licensed contractors or artisans, each of whom must carry general public liability insurance in form and content satisfactory to the Landlord, certificates of which shall be furnished Landlord. At no time may Tenant do any work that results in a claim of lien against Landlord. All alterations, additions or improvements (including, but not limited to, floor covering, wall covering, wall and ceiling lighting fixtures, carpet, drapes and drapery hardware) made or installed by Tenant or by Landlord for Tenant's benefit to the Premises, shall become the property of Landlord upon the termination or earlier expiration of this Lease. Landlord reserves the right to require Tenant, at Tenant's expense, (i) to remove any improvements or additions made to the Premises by Tenant, or by Landlord for Tenant's benefit, upon the expiration or earlier termination of this Lease; and (ii) to repair all injury done by or in connection with installation or removal of said improvements or additions. Tenant further agrees to do so prior to the expiration date of this Lease, or within thirty (30) days after notice from Landlord, whichever shall be later, provided that Landlord gives such notice no later than thirty (30) days prior to the expiration date of this Lease.

      If the sprinkler system as installed in the Building or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the Tenant shall forthwith restore the same to good working conditions at its own expense. If the Board of Fire Underwriters of Fire Insurance Exchange or any bureau, department or official of the state, county or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the Premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said
Exchange, or by any fire insurance company, Tenant shall, at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

                                                                   Exhibit 10.17

      Tenant shall not overload the floors, nor shall Tenant install any heavy business machines or any safes or heavy equipment of any kind without prior written consent of Landlord, which if granted, may be conditioned upon moving by skilled licensed handlers, and installation and maintenance at Tenant's expense of special reinforcings and settings adequate to carry the additional weight and to absorb and prevent noise and vibration.

                            6.0 REPAIRS BY LANDLORD

      Landlord shall have no duty to Tenant to make any repairs or improvements to the Premises except such repairs as may be deemed necessary by Landlord for normal maintenance operations of the Building's plumbing, heating and air-conditioning and electrical systems, Building parking lots and grounds, and such structural repairs necessary for safety and tenantability and then only if not brought about by any act or neglect of Tenant, its agents, employees or visitors. Tenant agrees to report immediately in writing to Landlord any defective condition in or about the Premises known to Tenant, and a failure to so report shall make Tenant liable to Landlord for any expense or damage to Landlord resulting from such defective condition. Landlord shall have the right of full access to the Premises (including entry by use of master key) to make repairs without reduction or abatement of rent.

                        7.0 INSURANCE AND INSURANCE RATES

      Landlord shall carry fire, casualty and liability insurance insuring its interest in the Building and the Premises. Tenant shall carry fire, casualty and liability insurance insuring its interest, if any, in improvements to or in the Premises and its interest in its office furniture, equipment, supplies and other property. Tenant hereby waives any claim or right of action which it may have against Landlord for loss or damage covered by such insurance, and Tenant covenants and agrees that it will obtain a waiver from the carrier of such insurance releasing such carrier's subrogation rights as against Landlord. Tenant shall maintain a comprehensive liability policy covering loss to person or property (a) in the amount of One Million and No/100 Dollars ($1,000,000) bodily injury per person, and One Hundred Thousand and No/100 Dollars ($100,000) property damage, or (b) in the amount of Three Million and No/100 Dollars ($3,000,000) single limit for bodily injury and property damage. Such policies shall name Landlord as an insured. Tenant shall furnish Landlord a certificate of insurance indicating (a) current coverage during the term of this Lease, and
(b) a provision requiring a thirty (30) day prior notice to the Landlord of cancellation.

      Tenant shall not do or cause to be done or permit on the Premises or in the Building anything deemed extrahazardous on account of fire, and Tenant shall not use the Premises or the Building in any manner which will cause an increase in the premium rate for any insurance in effect on the Building or a part thereof. If, because of anything done by Tenant, the premium rate for any kind of insurance in effect on the Building or any part thereof shall be raised, Tenant shall pay Landlord the amount of any such increase in premium in accordance with the provisions of this Lease. If Landlord shall demand that Tenant remedy the condition which caused any such increase in an insurance premium rate, Tenant shall remedy such condition within five (5) days after receipt of such demand.

                           8.0 FIRE OR OTHER CASUALTY

      In the event that before or during the term of this Lease, the Premises shall be damaged by fire or other casualty which in the opinion of Landlord does not render the Premises or a part thereof untenantable Landlord will, at its option (subject to the other provisions of this Section 8.0), repair the same with reasonable dispatch upon receipt of written notice of the damage from Tenant, and there shall be no abatement of the rent.

      In the event that before or during the term of this Lease the Premises or the Building shall be damaged by fire or other casualty which in the opinion of the Landlord renders the Building, the Premises or any part of the Building or Premises untenantable, Landlord within twenty (20) days of notice of such fire or casualty or of receipt of written notice from Tenant of such damage (whichever shall last occur) shall have the right to and shall either (i) serve written notice upon Tenant of Landlord's intent to repair said damage or (ii) if in Landlord's opinion said damage renders so much of either of the Premises or of the Building untenantable that repair would not be advisable, serve written notice upon Tenant that this Lease is terminated. If Landlord shall elect to terminate this Lease aforesaid, such termination shall be effective immediately upon service of such notice by Landlord upon Tenant if the term shall not have commenced or on the date specified in such notice if during the term. In the

                                                                   Exhibit 10.17

event of such termination the rent shall be apportioned and paid up to the time of such fire or other casualty if the Premises are rendered wholly untenantable as aforesaid by such fire or other casualty or up to the specified date of termination if the Premises are not rendered wholly untenantable by such fire or other casualty. Any obligation of Tenant to Landlord for any sum of money due under any provisions of this Lease shall survive any such termination of this Lease by Landlord. If, on the other hand, Landlord shall elect to repair such damage, such repairs shall be commenced within forty-five (45) days of notice to Tenant of such election and the Landlord shall diligently proceed with such restoration, however, Landlord's obligation to repair or rebuild shall be limited to the availability of insurance proceeds. During the period of repair the total amount of the rent provided for in Article 2.0 of this Lease shall be reduced to an amount which in Landlord's opinion bears the same ratio to the rent provided for in said Article 2.0 as the portion of the Premises then available for use bears to the entire Premises. Upon completion of such repair, the rent shall thereafter be paid as if no fire or other casualty had occurred.

      Notwithstanding the foregoing, in the event that before or during the term of this Lease the Premises or the Building shall be damaged by fire or other casualty which shall have been occasioned by the act of Tenant or of its servants, agents, visitors, invitees or licensees, (i) there shall be no apportionment or abatement of the rent and, (ii) Landlord shall have the right but shall have no obligation to repair the Premises or the Building, and (iii) Tenant shall reimburse and compensate Landlord within five (5) days of rendition of any statements to Tenant by Landlord for any expenditures made by Landlord in making any such repairs. Any such actions shall be without prejudice to any other rights and remedies of Landlord and without prejudice to any rights of subrogation of any insurer of Landlord.

      The other provisions of this Article 8.0 notwithstanding, Landlord shall have no obligation to replace or repair any property in the Building or on the Premises belonging to Tenant or to anyone claiming through or under Tenant, nor shall Landlord have any obligation hereunder to replace or repair any property on the Premises which Landlord may require Tenant to remove from the Premises.

                          9.0 WAIVER OF CERTAIN CLAIMS

      The Tenant, to the extent permitted by law, waives all claims it may have against the Landlord, and against the Landlord's agents and employees for damage to person or property sustained by the Tenant or by any occupant of the Premises or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the negligence or contributory negligence of Landlord, or Landlord's agents or employees. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of the Tenant or of such other person only, and the Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft or misappropriation is a result of the negligence or contributory negligence of Landlord or Landlord's agents or employees. The Tenant agrees to hold the Landlord harmless and to indemnify the Landlord against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Property, due to any act of negligence or default under this Lease by the Tenant, its agents or employees.

      To the extent that the Tenant carries hazard insurance on any of its property in the Premises and to the extent that the Landlord carries hazard insurance on the Property, each policy of insurance shall contain (if obtainable from the insurer selected by the Tenant or the Landlord, as the case may be, without additional expense) a provision waiving subrogation against the other party to this Lease. If such provision can be obtained only at additional expense, the obligation to obtain such provision shall be effective only if the other party, on notice shall pay the amount of such additional expense. Each of the parties hereto releases the other with respect to any liability which the other may have for any damage by fire or other casualty with respect to which the party against whom such release is claimed shall be insured under a policy or policies of insurance containing such provision waiving subrogation.

                                  10.0 PARKING

      Landlord shall have the right to change the area, level, location and arrangement of and number of parking areas, as well as the number of parking spaces, and to restrict parking areas with a view toward improving the convenience and use thereof by the Tenant, its customers and employees. The

                                                                   Exhibit 10.17

Landlord presently provides a total of five hundred seventy-five (575) parking spaces for this Building. Based on the Tenant's proportionate share of space in the Building of two percent (2%) (the same proportionate share as found in Article 2.02.01 OPERATING EXPENSES and Article 2.02.02 REAL ESTATE TAXES), the Tenant is entitled to two percent (2%) of the parking spaces, which percentage shall increase in direct proportion to any additional space leased by the Tenant.

      Subject to the other provisions of this Lease, Tenant shall have free non-exclusive use of parking facilities, driveways and islands for Tenant, Tenant's employees, Tenant's business invitees and Tenant's agents. Such areas for non-exclusive parking spaces shall serve all tenants, their employees, business invitees and agents. (Tenant shall, upon written notice from Landlord, within five (5) days, furnish Landlord, or its authorized agent, the state motor vehicle license number assigned to each of its motor vehicles to be parked on the Property and the motor vehicle of all of its employees to be employed on the Premises). Tenant shall not at any time park any truck or delivery vehicles in any parking areas or driveways, except as specifically designated by Landlord from time to time, and shall confine all truck parking, loading and unloading to times and locations specifically designated by Landlord from time to time. Tenant shall require all trucks servicing Tenant to be promptly loaded or unloaded and removed from the Property. Tenant covenants and agrees to enforce the provisions of this Lease against Tenant's employees and business invitees. Landlord shall have the right, but not the obligation: (a) to police said parking facilities, (b) to provide parking attendants, (c) to change the area, level, location and arrangement of parking areas, (d) to cause unauthorized motor vehicles to be towed away at the sole risk and expense of the owner of such motor vehicles, (e) to provide for such exclusive use as Landlord may determine from time to time, for the exclusive use of the handicapped, and/or for the exclusive use of visitors, (f) to use any portion of the parking facilities from time to time and/or to deny access to the same temporarily to repair, maintain or restore such facilities or to construct improvements under, over, along, across and upon the same for the benefit of the Property and to grant easements therein to public and quasi-public authorities, and (g) to adopt and modify from time to time rules and regulations for parking and ingress, egress, speed, no parking, no standing, and for times and places for move in, move out and deliveries.

                              11.0 RIGHT OF ENTRY

      Landlord shall have the right to enter and to grant licenses to enter the Premises at any time and for such lengths of time as Landlord shall deem reasonable without reduction or abatement of rent (a) to inspect the Premises,
(b) to exhibit the Premises to prospective tenants or purchasers of the Building, (c) to make alterations or repairs to the Premises or the Building and to temporarily store materials, tools and equipment for such alterations or repairs for any purpose which Landlord shall deem necessary for the operation and maintenance of the Building and the general welfare and comfort of its tenants.

      Landlord shall have the right to enter and to grant licenses to enter the Premises at any time and for such lengths of time as Landlord shall deem reasonable without reduction or abatement of rent for the purposes (a) of removing from the Premises any placards, signs, fixtures, alterations or additions not permitted by this agreement or by the Rules and Regulations, (b) of abating any condition which constitutes a violation of any covenant or condition of this Lease or of the Rules and Regulations, and (c) of an emergency. No such entry by Landlord shall in any manner affect Tenant's obligations and covenants under this Lease, and no such entry shall of itself render Landlord liable for any loss of or damage to the property of Tenant.

               12.0 QUIET ENJOYMENT; SUBORDINATION AND ATTORNMENT

      If Tenant promptly and punctually complies with each of its obligations hereunder, it shall peacefully have and enjoy the possession of the Premises during the term hereof. No action of Landlord in other space in the Building, or in repairing or restoring the leased space, however, shall be deemed a breach of this covenant, or give Tenant any right to modify this Lease either as to term, rent payable, or other obligations to perform.

      This Lease is and shall continue to be subject and subordinate to any mortgages or deeds of trust which may now or hereafter cover or affect the land on which the Building is constructed or the Building, and to all renewals, modifications, consolidations, replacements and extensions of any such mortgages or deeds of trust. This clause shall be self-operative and no further instrument of subordination shall be required. At any time and from time to time, however, Tenant shall execute within five (5) days after receipt any certificate in confirmation of such subordination that Landlord may request.

                                                                   Exhibit 10.17

      If any such mortgage or deed of trust is terminated or foreclosed, this Lease (at the option of the purchaser at such foreclosure sale) shall not terminate, nor be terminable by Tenant by reason of such foreclosure, and Tenant shall, if requested, attorn to the purchaser at such foreclosure sale.

                                  13.0 DEFAULT

      13.01 Any one of the following events shall constitute an "Event of Default:"

      1. if Tenant shall fail to pay any monthly installment of Annual Rent, any Additional Rent or any other sum payable by the Tenant when such sum is due in accordance with the terms of this Lease; or

      2. if Tenant shall fail to keep or perform or abide by any other term, condition, covenant or agreement of this Lease (whether or not specified herein as an Event of Default) or of the Rules and Regulations now in effect or hereafter adopted and such default shall continue for a period of ten (10) days after notice to Tenant of such default; or

      3. if (a) Tenant (or, if Tenant is a partnership, if any partner in Tenant) shall file a petition in bankruptcy or consent to any other action seeking any such judicial decree or shall make any assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due or if (b) any court of competent jurisdiction shall enter a decree or order approving a petition filed against it or appointing any trustee or receiver for Tenant or if any person shall file a petition for involuntary bankruptcy against Tenant and such appointment or petition shall not be stayed or vacated within sixty (60) days or entry thereof; or

      4. if Tenant's interest in this lease or the Premises shall be subjected to any attachment, levy or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof; or

      5. the Premises are deserted, vacated, or not used regularly or consistently as would normally be expected for similar premises put to the same or similar purposes, even though the Tenant continues to pay all rental and charges provided for herein.

      13.02 If there is an "Event of  Default,"  Landlord,  without  declaring a termination of the Lease (which right is, however, unconditionally and absolutely reserved) may at its sole election exercise any one or more or all of the following remedies, in addition to any other remedies Landlord may have under this Lease or at law or in equity:

      1. Landlord may re-enter the Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep or perform any covenant of this Lease or the Rules and Regulations, and Tenant shall reimburse Landlord any expenditure made to make such correction or repair.

      2. Landlord may, without terminating this Lease, demand that Tenant vacate the Premises and remove all property belonging to Tenant, and Landlord shall have the right to re-enter and take possession of the Premises without such entry and possession relieving the Tenant, in whole or in part, from the Tenant's obligation to pay the rent due hereunder for the full term of the Lease. Any and all property which may be removed from the Premises by Landlord pursuant to this section or at law, to which Tenant is or may be entitled, may be handled, removed or stored by landlord at risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord upon demand any and all expenses incurred in such removal and all storage charges against such properties so long as the same shall be in Landlord's possession or under Landlord's control. Tenant agrees that to the fullest extent permitted by law any such property of Tenant not retaken from storage by Tenant within thirty
(30) days after the end of the term, however terminated, may be disposed of by Landlord in any manner whatsoever, including without limitation, the sale, scrapping of and/or destruction thereof without any further obligation to Tenant, and Tenant shall pay to Landlord promptly on demand reasonable expenses of such disposal.

      3. Landlord may at any time, without terminating this Lease, re-enter the Premises and remove therefrom Tenant and all property belonging to or placed on the Premises by Tenant.

                                                                   Exhibit 10.17

      4. Landlord without terminating this Lease may re-let the Premises at any rental as the Landlord in its sole discretion deems advisable and Tenant shall pay all costs of such re-letting, including but not limited to, any necessary alterations, repairs, and the difference, if any, between the rent collected by any subsequent tenant and the rental provided under this Lease.

      5. The Landlord may elect to terminate this Lease. In such event, Tenant shall remain liable to Landlord for damages, due and payable monthly on the day rent would have been payable hereunder, and in the amount equal to the rent and any other amounts which would have been owing by Tenant for the balance of the term of the lease, had this Lease not been terminated, less the net proceeds, if any, of any re-letting of the Premises by Landlord, after deducting all of the Landlord's costs associated with the termination of the Lease (including but not limited to legal expenses and attorneys' fees), and the cost to repair or alter the Premises incurred in connection or in any way related to the termination of this Lease, eviction of Tenant and such re-letting.

      6. Landlord may recover from Tenant all costs associated with the termination of this Lease or other remedial measures herein provided or provided by law, including but not limited to, legal expenses and attorneys' fees, the cost to repair or alter the Premises, and all loss of rents the Landlord may incur by reason of such termination.

      7. Landlord may declare the entire amount of rent calculated on current rent being paid by Tenant and Additional Rent which in Landlord's reasonable determination would become due and payable during the remainder of the term of the Lease, discounted to present value by using a reasonable discount rate selected by Landlord, to be due and payable immediately. Upon acceleration of such amounts, Tenant agrees to pay the same at once, together with all rent and other amounts theretofore due, at Landlord's address as provided herein. Such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such an event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

      13.03 In the event of any re-entry of the Premises by Landlord pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such re-entry by Landlord, and Tenant shall save Landlord harmless from any loss, cost (including legal expenses and reasonable attorneys' fees) or damages suffered by Landlord by reason of such re-entry. No such re-entry shall be considered or construed to be a forcible entry.

      13.04 No course of dealing between Landlord and Tenant or any delay on the part of Landlord in exercising any rights it may have under this Lease shall operate as a waiver of any of the rights of Landlord hereunder, nor shall any waiver of a prior default operate as a waiver of any subsequent default or defaults. No express waiver shall affect any condition, covenant, rule or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

      13.05 The exercise by Landlord of any one or more of the remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of any one or more of the other remedies herein provided or provided by law. All remedies provided for in this Lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively or in any other manner and are in addition to any other rights provided by law.

      13.06 Landlord, to the fullest extent permitted by law, shall have a lien on and the Tenant hereby grants Landlord a security interest in all of the equipment, wares, chattels, fixtures, furniture and other property of Tenant which may be in or upon the Premises, the Building or the Property. Tenant hereby specifically, to the fullest extent permitted by law, waives any and all exemptions allowed by law, and such lien and security interest may be enforced upon the nonpayment of any installment of rent, Additional Rent or other moneys due and payable hereunder by the taking and selling of such property subject to at least fifteen (15) days advance written notice, or such lien may be enforced in any lawful manner at the option of Landlord.

      13.07 Tenant shall pay upon demand all Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing its obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction which Tenant causes Landlord, without Landlord's fault to become involved or concerned.

                             14.0 NO ESTATE IN LAND

                                                                   Exhibit 10.17

      This Lease shall create only the relationship of landlord and tenant between Landlord and Tenant.

                    15.0 INVALIDITY OF PARTICULAR PROVISIONS

      If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties, in which event Landlord has the right to terminate this Lease on written notice to Tenant.

                            16.0 SUBSTITUTE PREMISES

      The Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect, subject however, to the adjustment of rent to account for any difference in square footage, with such adjustment to be made on a per square foot basis.

                     17.0 TENANT'S PERSONAL PROPERTY TAXES

      Tenant shall pay prior to the delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, shall be assessed and taxed as the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

                           18.0 NOTICES AND CONSENTS

      All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered Mail, Return Receipt Requested, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Building, or at such other place as the Tenant my from time to time designate by written notice to the Landlord, or (b) if the Landlord, addressed to the office of the Landlord at 2000 Regency Parkway, Suite 110, Cary, North Carolina 27511, with a copy to Landlord's attorney addressed to Womble Carlyle Sandridge & Rice, P.L.L.C., Attention: Mr. Bill Matthews, P. O. Box 831, Raleigh, North Carolina 27602, or at such other place as the Landlord may from time to time designate by written notice to the Tenant. All consent and approvals provided for herein must be in writing to be valid. If the term "Tenant" as used in this Lease refers to more than one person, any notice, consent, approval, requests, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

      Except as specifically provided in this Lease, Tenant hereby expressly waives the service of intention to terminate this Lease or to re-enter the Premises and waives the service of any demand for payment of rent or for possession and waives the services of any other notice or demand prescribed by any statute or other law.

                               19.0 CONDEMNATION

                                                                   Exhibit 10.17

      19.01 If the whole or more than twenty-five percent (25%) of the Building shall be taken by condemnation, this Lease shall terminate on the date possession of the Building is required to be surrendered to the condemnor, and rent payable hereunder shall be prorated through such date.

      19.02 If less than twenty-five percent (25%) of the Building shall be taken by condemnation, this Lease shall, at the option of the Landlord, terminate only as to the part of the Premises so taken, but shall continue in full force as to the part of the Premises not taken. In the event of such partial taking and the continuance of this Lease for the part not so taken, then Landlord shall, at its cost and expense, forthwith repair and restore the Building to as nearly as possible their condition immediately prior to such taking. Notwithstanding the above, Landlord's obligation to restore shall be limited to the availability of any condemnation awards. From the date of the surrender of possession to the condemnor to the date of the completion of the repairs and restoration of the portion of the Building not so taken, there shall be no abatement of the rent, except for the portion of the Premises, if any, that shall not be usable for Tenant's business.

      19.03 After the repairs and restoration have been completed following the partial taking, the rent for the unexpired term shall not be reduced unless the particular taking includes a part of the Premises and, in such event, the rent for the unexpired term shall be reduced by that portion which the area so taken shall bear to the entire area of the Premises immediately prior to such taking.

      19.04 Tenant agrees that if the Premises or any part thereof shall be taken by condemnation, Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such condemnation.

                            20.0 ASSIGNMENT-SUBLEASE

      Tenant shall not, without the prior written consent of Landlord, assign, hypothecate, encumber or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant.

      If Tenant desires to sublease the Premises or any part thereof, Tenant shall submit to Landlord a written request for the consent of Landlord to such subletting, which request shall be accompanied by the name and address of the proposed subtenant, a description identifying the space to be sublet, a copy of the fully executed sublease conditioned only upon approval of Landlord, the nature and character of the business of the proposed subtenant, and its proposed use of the Premises, current financial information on the proposed subtenant and such other information as Landlord may request.

      Consent to any assignment or sublease shall not be unreasonably withheld. The Tenant acknowledges that Landlord is entitled to withhold its consent in the event the nature and character of the business of the proposed tenant, its proposed use of the Premises or the financial condition of the proposed tenant is objectionable or unsatisfactory to Landlord. Any Landlord consent to an assignment or sublease shall not nullify this provision, and all later assignments or subleases shall be made likewise only after the prior written consent of Landlord is obtained in each instance. Unless otherwise expressly agreed to by Landlord in writing, no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Tenant acknowledges and agrees that Landlord may condition its consent to any proposed assignment or sublease upon the agreement of Tenant to pay to Landlord the excess, if any, of the rentals and other charges to be paid by Tenant's assignee or sublessee under the terms and provisions of such proposed assignment or sublease over the Annual Rent and Additional Rent and other charges to be paid by Tenant to Landlord hereunder. The occupancy of the Premises by any successor firm of the Tenant or by any firm into which or with which the Tenant may become merged or consolidated shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no such assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease except in accordance with a separate written agreement entered into directly between such assignee of sublessee and Landlord.

      In no event shall Tenant (1) advertise or publicize in any way the availability of all or part of the Premises without the prior written consent of the Landlord, or (2) advertise or publicize the Premises for subletting whether through a broker, agent, representative or otherwise at a rental rate less than that for which space in the Building is being offered for rent by Landlord. Tenant agrees to pay to Landlord, on demand, all reasonable costs (including attorneys' fees) incurred by Landlord in connection with any request by Tenant for Landlord's consent to any assignment or subletting.

                                                                   Exhibit 10.17

      Landlord may assign this Lease to any construction or permanent mortgagee ("Mortgagee") of the Property as additional security for the payment of any loan thereby secured. If the Tenant shall have received notice from Landlord or Mortgagee of any such assignment, Tenant shall thereafter give written notice of any breach or failure of performance by Landlord under this Lease to Mortgagee and allow Mortgagee a reasonable period of time to remedy the same. Any breach or failure of performance by Landlord hereunder shall not constitute a default as between Landlord and Tenant until such notice shall have been given.

      Landlord, or its successors and assigns, may assign this Lease to a subsequent purchaser of the Property without the consent or approval of this Tenant, assignee or sublessee.

                               21.0 HOLDING OVER

      In the event Tenant remains in possession of the Premises subsequent to the expiration or other termination of this Lease and without regard to Landlord's acquiescence or consent, Tenant shall pay as liquidated damages a monthly rent double the monthly rent payable immediately prior to such expiration or termination of the Lease for the duration of such period. No such payment (or the acceptance thereof) shall in any way constitute a waiver of the right of the Landlord to dispossess the Tenant and recover possession or exercise any other remedy herein provided. If such holding over is with the Landlord's consent, the Tenant shall be a tenant on a month-to-month basis which tenancy shall be terminated absolutely and without remedy upon thirty (30) days written notice of such intent by either party. There shall be no renewal of this Lease by operation of law.

                           22.0 RULES AND REGULATIONS

      The Rules and Regulations in regard to the Building attached hereto as Exhibit F and all rules and regulations which Landlord may hereafter from time to time adopt and promulgate for the government and management of said Building (provided all such rules and regulations are applicable to all tenants) are hereby made a part of this Lease and shall during the said Term be in all things observed and performed by the Tenant and by the Tenant's clerks, employees, servants and agents. Tenant does hereby accept and agree to abide by and uphold the Rules and Regulations as shown in Exhibit F. Insofar as the attached standard Rules and Regulations conflict with any of the terms and provisions of this Lease Agreement, the terms and provisions of the Lease shall control.

                          23.0 TIME IS OF THE ESSENCE

      Time is of the essence of this Agreement.

                           24.0 ESTOPPEL CERTIFICATES

      Within five (5) days after request therefor by Landlord or any mortgagee of the Property or any prospective purchaser of the Premises, Tenant agrees to execute and deliver, in recordable form, at any time or from time to time, an estoppel certificate addressed to any mortgagee or proposed mortgagee or purchaser, of the Building, or addressed to the Landlord, certifying (if such be the case) that this Lease is unmodified and in full force and effect (and if there have been any modifications that the same is in full force and effect as modified and stating said modifications); stating that there are no defenses, defaults, or offsets against the enforcement of this Lease or stating those claimed by Tenant; stating that rent has commenced to accrue, and that Tenant has accepted and is occupying the Premises; stating the date to which rentals and other charges are paid; and as to mortgagees or prospective mortgagees, agreeing that in the event the mortgagee becomes owner of the Premises or exercises an assignment of rents granted mortgagee by the Landlord, the Tenant will accept and attorn to the mortgagee or to a party designated by said mortgagee as its direct tenant, and that the mortgagee will not be bound by or responsible for any rents paid in advance to Landlord or offsets against Tenant or any prior defaults of the Tenant and that thereafter all notices required or permitted under the Lease be given to Landlord shall thereafter be given to said mortgagee. Such certificates shall also include such other information as may be reasonably required by any mortgagee.

                                                                   Exhibit 10.17

               25.0 EVENTS BEYOND CONTROL OF LANDLORD AND TENANT

      Landlord and/or Tenant shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease when prevented from so doing by a cause or causes beyond the Landlord and/or Tenant's control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause, except the obligation of the Tenant under this Lease to make prompt payment to Landlord of the rental payments and all other charges due hereunder.

                                   26.0 SIGNS

      Tenant may not erect, install or display any sign or advertising material upon the Premises and Building, the walls thereof, of in any window therein, without prior written consent of Landlord. Landlord shall furnish, install and maintain a building directory at a convenient location in the lobby listing the name of Tenant and the room number of Tenant's entrance office and shall furnish and install any approved sign for Tenant, the cost of which shall be charged to the Tenant.

      The Tenant shall not use the name "REGENCY PARK" or its logo unless the Landlord should grant its prior written consent thereto.

                                 27.0 BROKERAGE

      Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than REGENCY PARK CORPORATION. Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this section shall survive the termination of this Lease.

                           28.0 RECORDATION OF LEASE

      The Tenant will not record this Lease. Upon the request of either party hereto, the other party will join in the execution of a Memorandum of Lease for the purposes of recordation in the Office of the Register of Deeds, Wake County, North Carolina. The Memorandum will be approved as to form by the Landlord and will describe only the parties, the Premises, the term and any options to renew the term.

                          29.0 GOVERNMENTAL COMPLIANCE

      Tenant covenants and agrees to make use of the Premises in accordance with all municipal, county, state and federal laws, rules and regulations, including, but not limited to environmental laws, rules and regulations, and all permitting, licensing and other governmental approvals now or hereafter implemented. Tenant further covenants and agrees neither to cause nor permit any hazardous or toxic waste or materials (as defined by state and federal laws, rules and regulations) to be stored at or upon the Premises, the Building and Property nor to cause nor permit any such material or waste to be disposed of at the Premises or under or within the Building and Property. Tenant will hold Landlord harmless for all costs, expenses, fines, charges (including attorneys' and engineers' fees and charges) incurred by Landlord as a direct or indirect expense caused by the breach of this Article by Tenant, its employees, agents and invitees, and further covenants and agrees to, at all times, include specific coverage to such effect as a part of Tenant's public liability insurance coverage.

                            30.0 HAZARDOUS MATERIALS

      Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought onto the Property any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease term.

                               31.0 COMMON AREAS

      Tenant shall have the right, together with other tenants and occupants and invitees, to the non-exclusive use of the sidewalks, driveways, stairways, halls, lobbies, elevators and passages in the Building and on the Property for reasonable ingress to and egress from the Premises and for no other purpose subject to the other provisions of this Lease, including, without limitation, the Rules and Regulations set forth in Exhibit F.

                                32.0 POSSESSION

      On the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and tear excepted, and Tenant shall remove all of its property except as provided in Article 5. Tenant's obligation to observe and perform this covenant shall survive the expiration and other termination of the term of this Lease.

                               33.0 MISCELLANEOUS

      a. The words "Landlord" and "Tenant" wherever used in the Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, either men or women, shall in all cases be assumed as though in each case fully expressed.

      b. Each  provision  hereof shall extend to and shall bind and inure to the
benefit   of   Landlord   and   Tenant  and  their   respective   heirs,   legal
representatives, assessors and assigns.

      c. Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument does not become effective as a Lease or otherwise until executed and delivered by both Landlord and Tenant.

      d. The headings of sections are for convenience only and do not limit or construe the contents of the sections.

      e. Should any mortgagee require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any way substantially change the rights and obligations of Tenant hereunder, then in such event, Tenant agrees to execute such an amendment.

      f. The laws of the State of North Carolina shall govern the validity, performance and enforcement of this Lease.

      g. This Lease contains the entire agreement of the parties in regard to the Premises. There are no oral agreements existing between them, and there shall be no oral changes. Neither Landlord nor any agent of Landlord has made any representations, warranties or promises with respect to the Premises, the Building or the Property, or the use of any amenities or facilities except as expressly set forth herein. Any agreement hereafter made shall be ineffective to change, waive, modify, discharge or terminate the Lease in whole or in part

                                                                   Exhibit 10.17

unless such agreement is in writing and signed by the party against whom enforcement of the change, waiver, modification, discharge or termination is sought.

      h. The shareholders, directors and officers of Landlord (collectively the "Parties") shall not be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against the rest of the parties. A liability of Landlord for Landlord's obligations of this Lease shall not exceed and shall be limited to a value of Landlord's interest in the Property, and Tenant shall not look to the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under the Lease or to satisfy a judgment for Landlord's failure to perform as such obligation.

      Exhibits A, B, C, D, E, F and G consisting of eleven (11) pages are attached hereto and become part of this Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease in duplicate as the day and year first above written.

                                           REGENCY PARK CORPORATION
                                           Landlord

(CORPORATE SEAL)                           By:
                                              ----------------------------------
                                               Vice President/Treasurer

ATTEST:


--------------------------
Assistant Secretary

                                           LEVEL 8 SYSTEMS, INC.
                                           Tenant

(CORPORATE SEAL)                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

ATTEST:


--------------------------

                                                                   Exhibit 10.17

                                   EXHIBIT C
                                   ---------

                           TENANT FIT-UP - SCHEDULE 1

Landlord shall provide at Landlord's sole cost the following tenant finish work:
Clean Premises of all debris, shampoo all carpets, and provide new signage on the entry door to the suite.

                                   EXHIBIT C
                                   ---------

                                   SCHEDULE 2

                               SATELLITE ANTENNA

Landlord and Tenant agree to the following:

Tenant will provide Landlord with a specification for its Satellite Antenna. Once specifics including, but not limited to size, circumference, weight and installation specifications are reviewed by Landlord, and Landlord's Engineers and Architects, Landlord and the Town of Cary will either approve or request additional information for further review. There will be no charge for this service.

Tenant shall have the right, subject to Landlord's and the Town of Cary's consent (Landlord's consent not unreasonably withheld, conditioned or delayed) to have the Landlord install a satellite antenna on the roof of the Building in a location, size, color and weight satisfactory to Landlord, the Town of Cary and Tenant. Tenant shall not be charged any rent for space taken by the antenna.

Prior to installation, Tenant shall submit to Landlord elevations and specifications for the rooftop unit. If approved, Landlord shall install the antenna at Tenant's sole expense and Tenant shall be responsible for any damage caused by its installation and/or removal or temporary removal. The Tenant shall be responsible for all the costs for the removal or temporary removal of satellite antenna or rooftop unit. At the expiration of the Lease, such Satellite Antenna shall be removed by the Landlord at the Tenant's expense.

Any cost to remove the rooftop unit during the term of the Lease caused by the need of Landlord to repair the roof shall be borne solely by Tenant.

Contracts for the installation and the removal of the Satellite Antenna shall be held by the Landlord with (a) contractor(s) jointly approved by the Landlord and the Tenant.

                                                                   Exhibit 10.17

                                   EXHIBIT D
                                   ---------

                         COMMENCEMENT DATE VERIFICATION

NORTH CAROLINA

WAKE COUNTY

      THIS COMMENCEMENT DATE VERIFICATION, dated this _____ day of ________________, 2003, and entered into between REGENCY PARK CORPORATION, a North Carolina corporation, as Landlord, and ____________________________, a _____________ corporation, the Tenant.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into that certain Lease Agreement dated the ____ day of _________________, 2003; and

      WHEREAS, the parties hereto are desirous of establishing the Commencement Date of the Lease term provided for in said Lease Agreement.

      NOW, THEREFORE, the parties hereto do hereby mutually agree that the Commencement Date of the hereinabove referred to Lease is the ____ day of ______________, 2003.

      IN TESTIMONY WHEREOF, the parties hereto have caused this instrument to be executed the date first hereinabove set out.

                                           REGENCY PARK CORPORATION
                                           Landlord

(CORPORATE SEAL)

                                           By:
                                              ----------------------------------
                                                Vice President/Treasurer

ATTEST:


--------------------------
Assistant Secretary

                                           LEVEL 8 SYSTEMS, INC.
                                           Tenant

(CORPORATE SEAL)

                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

ATTEST:


--------------------------
           Secretary
-----------

                                                                   Exhibit 10.17

                                   EXHIBIT E
                                   ---------

                               OPERATING EXPENSES

      "Operating Expenses" shall mean those items of cost and expenses paid or incurred by, or on behalf of, Landlord for ownership security, maintenance, repair, management or operation of the Building, adjacent sidewalks, the land upon which the Building is located, and the personal property of Landlord used in the operation of the Building as determined in accordance with generally accepted principles of sound management consistently applied, which are properly chargeable to the operation of the Building, including but not limited to:

1.Landscaping and grounds maintenance costs and expenses, including those attributable to the care and upkeep of the common areas of Regency Park required of Property Owners;

2.Costs and expenses of redecorating, painting, and carpeting the common areas of the Building and Property; provided, however, that, except as specified in
Item 6 hereof, the cost of structural changes to the Building which should be capitalized in accordance with sound accounting principles shall not be allocated or charged to the Premises without Tenant's approval;

3.Costs of all repairs, alterations, additions, changes, replacements, and other items required by any law or governmental regulation imposed after the date of this Lease, regardless of whether such costs, when incurred, are classified as capital expenditures;

4.Costs of wages and salaries of all persons engaged in the operation, maintenance, repair, and security of the Building and the Property, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, costs for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expense incurred under the provisions of any collective bargaining agreement, costs of uniforms, and all other costs or expenses that the Landlord pays to or on behalf of employees engaged in the operation, maintenance, repair, and security of the Building and the Property;

5.Legal and accounting expenses, including, but not limited to, such expenses as relate to seeking or obtaining reductions in and/or refunds of real estate tax taxes;

6.Amortization, with interest, of capital expenditures for capital improvements made by Landlord after completion of the Building where such capital improvements are for the purpose of, or result in, reducing Operating Expenses; provided, however, that payments by Landlord of interest and principal on any mortgage or similar instrument secured by the Property or the Building shall not be included in Operating Expenses;

7.Landlord's insurance costs and expenses for all types of insurance carried by Landlord with respect to the Building and Property;

8.Such other expenses paid by Landlord, from time to time, in connection with the operation and maintenance of the Building and the Property as would be expected to be paid by a reasonable and prudent operator and manager of a building and site comparable to the Building and the Property;

9.All costs of special services rendered to particular tenants of the Building, which are paid by such tenants, shall not be included in Operating Expenses; and

10. The operating costs for the Regency Park Fitness Center. This Fitness Center is for the benefit of all tenants of the Landlord and the operating costs shall be proportionately shared by tenants of the Landlord.

                                   EXHIBIT F
                                   ---------

                             RULES AND REGULATIONS

      1. The sidewalks and entry passages shall not be obstructed by Tenants, or used by them for any purpose other than those of ingress and egress. The floors and skylights and windows that reflect or admit light into any place in said

Building shall not be covered or obstructed by Tenants. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Any damage resulting to them or to associated systems, from misuse, shall be borne by Tenants who, or whose clerks, agents, or servants shall cause it.

      2. No Tenant shall do or permit to be done in said Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their clerks and servants shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other Tenants or those having business with them. Nothing shall be thrown by Tenants, their clerks or servants out of the windows or doors, or down the passages or skylights of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquor or liquors shall be sold in said Building.

      3. Tenants shall not employ any persons other than the janitors of the Landlord (who will be provided with pass keys into the offices) for the purpose of cleaning or taking charge of said Premises. It is understood and agreed that the Landlord shall not be responsible to any Tenant for any loss of property from rental premises, however occurring, or for any damage done to the furniture or other effects of any Tenant by the janitor or any of its employees.

      4. No animals, birds, bicycles or other vehicles, or other obstructions, other than those which are necessitated by an employee or invitee disability, shall be allowed in the offices, halls, corridors, elevators or elsewhere in the Building.

      5. No painting shall be done, nor shall any alterations be made, to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of the Landlord or its agent, which consent shall be not be reasonably withheld. Tenant must replace and/or repair any alternations to conditions of the Premises prior to such alternations, including but not limited to, the hanging of pictures and coathangers. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenants shall not injure, overload or deface the Building and Premises, woodwork or walls of the Premises and Building, nor carry on upon the Premises or in the Building any noisome, noxious, noisy, or offensive business.

      6. Not more than two keys for each Premises will be furnished without charge. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants, at termination of their lease of the Premises, shall return to Landlord all keys to doors and entry to Building.

      7. Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles. Tenants must make arrangements with the Superintendent of the Building when the elevator is required for the purpose of the carrying of any kind of freight.

      8. Tenants shall not (without the Landlord's written consent) put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used in the demised Premises oil, burning fluids, camphene, gasoline or kerosene for heating, warming, or lighting. No article deemed extra hazardous on account of fire and no explosives shall be brought into said Premises. No offensive gases or liquids will be permitted.

      9. If Tenants desire blinds or window covering of any kind over the windows, other than what may be provided by Landlord, they must be of such shape, color, and materials as may be prescribed by Landlord, and shall be erected with Landlord's consent and at the expense of said Tenants. No awnings shall be placed on said Building.

      10. If Tenants require wiring for a business machine, or a bell or buzz system, such wiring shall be done by the Electrician of the Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord or its representatives. If telegraphic or telephonic service is desired, the wiring for same shall be done as directed by the Electrician of the Building or by some other employee of Landlord who may be instructed by the Superintendent of the Building to supervise same, and no

                                                                   Exhibit 10.17

boring or cutting for wiring shall be done unless approved by Landlord or its representatives as stated. The electric current shall not be used for power or heating unless written permission to do so shall first have been obtained from Landlord, or its representatives in writing and at an agreed cost to Tenants.

      11. Landlord reserves all vending rights. Request for such service will be made to Landlord.

      12. Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care, and cleanliness of the Premises, and for the preservation of good order therein and the same shall be kept and observed by the Tenants, their agents, clerks, servants or employees.

      13. Anyone wishing to smoke must do so either on their own Premises or outside the Building. We will provide an ash urn at a designated area of the Building and would ask that special care be taken by those who wish to smoke in keeping these areas clean.

      14. The Tenant agrees to the foregoing Rules and Regulations which are hereby made a part of this Lease, and each of them, and agrees that for such persistent infraction of them, or any of them, as may in the opinion of the Landlord be calculated to annoy or disturb the quiet enjoyment of any other Tenant, or interfere with the proper operation of the Building, the Landlord may declare a forfeiture and cancellation of the accompanying Lease and may demand possession of the demised Premises upon one week's notice.

      15. The Landlord reserves the right to close the Building after regular working hours and on legal holidays subject, however, to Tenant's right of admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example, but not of limitation, that persons entering or leaving the Building identify themselves by registration or otherwise and that such persons establish the right to enter or leave the Building.

                                   EXHIBIT G
                                   ---------

                        FURNITURE AND FIXTURE INVENTORY